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                                                                  Exhibit 99.01


                              THIRD AMENDMENT TO
                              ------------------
                      THE POOLING AND SERVICING AGREEMENT
                      -----------------------------------

     THIRD AMENDMENT TO POOLING AND SERVICING AGREEMENT, dated as of November 29, 1999 (this "Amendment"), by and between FIRST USA BANK, NATIONAL ASSOCIATION, as Seller and Servicer (in such capacities, the "Seller" and the "Servicer," respectively), and BANKERS TRUST COMPANY, as Trustee (in such capacity, the "Trustee").

     WHEREAS, BANK ONE, N.A. (formerly BANK ONE, COLUMBUS, N.A.) ("BANK ONE"), as Seller and Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of November 1, 1994, as assumed pursuant to the Instrument of Assumption Agreement (the "Assumption Agreement"), dated as of July 1, 1998, among First USA Bank, National Association, as the Assuming Entity and BANK ONE and BANK ONE, ARIZONA, NA, as Sellers (as so amended, supplemented and assumed through the date hereof, including by the Merger Assumption Agreement (the "Merger Assumption Agreement"), dated as of September 17, 1999, among First USA Bank, National Association, FCC National Bank, as the successor and the Trustee, and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Master Pooling and Servicing Agreement"), by and between the Seller, the Servicer and the Trustee;

     WHEREAS, Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Seller and the Trustee, without the consent of the Certificateholders, may amend the Master Pooling and Servicing Agreement from time to time so long as the Seller shall have received from each Rating Agency then rating the Certificates, a written notification that such amendment will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee;

     WHEREAS, the Seller has received from each Rating Agency, a letter confirming the current rating of each outstanding Series; and

     WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

     NOW, THEREFORE, the Servicer, the Seller and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.
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          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

          SECTION 1.    Amendments to Section 1.01. (a)  The definition of
                        --------------------------
"Specified Percentage" set forth in Section 1.01 of the Master Pooling and Servicing Agreement is hereby amended by deleting the phrase "shall mean 5%" thereof and substituting in its place the phrase "shall mean 4%";

          (b)  The definition of "Required Seller's Percentage" set forth in
Section 1.01 of the Master Pooling and Servicing Agreement is hereby amended by deleting the phrase "shall mean 7%" thereof and substituting in its place the phrase "shall mean 5%";

          (c) Section 1.01 of the Master Pooling and Servicing Agreement is hereby further amended by deleting such definition in its entirety and substituting therefor the following:

          ""Required Principal Balance" shall mean, unless otherwise provided in
            --------------------------
any Supplement with respect to any Series (other than any Series or portion thereof which is designated in the relevant Supplement as then being an Excluded Series), as of any date of determination, an amount equal to (a) the sum of the numerators used to calculate the applicable allocation percentage with respect to the allocation of collection of Principal Receivables for each Series outstanding on such date, minus (b) the amount of the reduction of the Invested Amount of any Series that has occurred on any date in the then-current monthly period on or prior to such date of determination, minus (c) the principal amount on deposit in the Excess Funding Account on such date; provided, however, if at
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any time the only Series outstanding are Excluded Series and a Pay Out Event has occurred with respect to one or more of such Series, the Required Principal Balance shall mean (a) the sum of the "Invested Amount" (as defined in the relevant Supplement) of each such Excluded Series as of the earliest date on which any such Pay Out Event is deemed to have occurred, minus (b) the principal amount on deposit in the Excess Funding Account."

          SECTION 2.   Amendment to Section 2.01.  Section 2.01 of the Master
                       -------------------------
Pooling and Servicing Agreement is hereby amended by adding the following language at the end of the first paragraph thereof:

          "The Seller intends to treat the transfer of Receivables as a sale for accounting purposes."
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          SECTION 3.    Amendment to Section 2.05.  Section 2.05(a) of the
                        -------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting "150 days" in each instance it appears therein and substituting in its place "120 days".

          SECTION 4.    Amendment to Section 2.06.  Section 2.06 of the Master
                        -------------------------
Pooling and Servicing Agreement is hereby amended by deleting "150 days" in each instance it appears therein and substituting in its place "120 days".

          SECTION 5.    Amendment to Section 2.08.  Section 2.08(d)(ix) of the
                        -------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting the phrase "the aggregate amount of Principal Receivables outstanding in such Account".

          SECTION 6.    Amendment to Section 3.03.  (a) Section 3.03,
                        -------------------------
paragraph 2 of the Master Pooling and Servicing Agreement is hereby amended by deleting "150 days" in each instance it appears therein and substituting in its place "120 days".

          (b) Section 3.03, paragraph 3 of the Master Pooling and Servicing Agreement is hereby further amended by deleting the phrase "shall be reassigned or assigned" and replacing it with "shall be automatically reassigned or automatically assigned".

          SECTION 7.   Amendment to Section 3.05.  (a)  Section 3.05 of the
                       -------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting the text thereof and replacing it in its entirety with the following:

          "Section 3.05.  Annual Servicer's Certificate.  On or before May 31,
                          -----------------------------
of each calendar year beginning with May 31, 1995, the Servicer shall deliver to the Trustee, each Rating Agency and each Series Enhancer entitled thereto pursuant to the relevant Supplement, an Officer's Certificate substantially in the form of Exhibit D stating that (a) a review of the activities of the Servicer during the prior twelve month period and of its performance under this Agreement was made under the supervision of the officer signing such certificate, (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof and (c) the report required to be delivered to the Servicer by the independent certified public accountants pursuant to subsection 3.06(b) of this Agreement has been delivered to the Servicer, and such report contains no exceptions, except for such exceptions as the independent certified
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public accountants believe to be immaterial and such other exceptions as may be set forth in such report and listed in such Officer's Certificate.

          SECTION 8.   Amendments to Section 3.06.  (a)  Section 3.06(b) of the
                       --------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting the phrase "to the Trustee, the Servicer and each Rating Agency" and substituting in its place "to the Trustee and the Servicer";

          (b) Section 3.06(b) of the Master Pooling and Servicing Agreement is hereby amended by deleting in its entirety "A copy of such report shall be delivered by the Servicer to each Series Enhancer entitled thereto pursuant to the relevant Supplement."

          (c) Section 3.06(c) of the Master Pooling and Servicing Agreement is hereby further amended by deleting "3.06" thereof and substituting in its place "3.06(a)".

          SECTION 9.    Amendment to Section 4.04.  Section 4.04 of the Master
                        -------------------------
Pooling and Servicing Agreement is hereby amended by deleting in the proviso thereto "Distribution Date" in each instance it appears in such proviso and substituting in its place "Business Day".

          SECTION 10.   Amendment to Section 13.05.  Section 13.05(a)(i) of the
                        --------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting "to Bank One, Columbus, N.A., 100 East Broad Street, Columbus, Ohio 43271-0133,
Attention: Structured Finance, (facsimile no. (614)248-5099)" and substituting in its place the following:

          "to First USA Bank, National Association, 201 North Walnut, Wilmington, Delaware 19801, Attention: Peter Rogers, (facsimile no. (302)594-
4224), and to First USA Bank, National Association, 1601 Elm Street, 46th Floor, Dallas, Texas 75201, Attention: Gavra Flood, (facsimile no. (214)849-2472), with a copy to BANK ONE CORPORATION, One Bank One Plaza, Suite IL1-0460, Chicago, Illinois 60670, Attention: Treasurer, (facsimile no. (312)732-4055)"

          SECTION 11.  Ratification of Master Pooling and Servicing Agreement.
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As amended by this Amendment, the Master Pooling and Servicing Agreement is in
all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.
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          SECTION 12.  Severability.  If any one or more of the covenants,
                       ------------
agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

          SECTION 13.   Counterparts.  This Amendment may be executed in one or
                        ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 14.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
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          IN WITNESS WHEREOF, the Servicer, the Seller and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                    FIRST USA BANK, NATIONAL ASSOCIATION,
                     as Seller and Servicer


                    By: /s/ Sharon Renchof
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                      Name:  Sharon A. Renchof
                      Title: Vice President


                    BANKERS TRUST COMPANY,
                     as Trustee


                    By: /s/ Franco Talavera
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                      Name:  Franco Talavera
                      Title: Assistant Vice President